SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   FNB BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

      (1)  Title of each class of securities to which transaction applies: NA
      (2)  Aggregate number of securities to which transaction applies: NA
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
      (4)  Proposed maximum aggregate value of transaction:  NA
      (5)  Total fee paid:  NA

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:  NA
          (2)  Form, Schedule or Registration Statement No.:  NA
          (3)  Filing Party:  NA
          (4)  Date Filed:  NA

                                   FNB BANCORP
                               975 EL CAMINO REAL
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD WEDNESDAY, MAY 16, 2007
                                    7:30 P.M.

                               -------------------

                       TO THE SHAREHOLDERS OF FNB BANCORP:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNB BANCORP, a California corporation (the "Company") will be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, May 16, 2007, at 7:30 p.m., for the following purposes:

         1. To elect the nine (9) incumbent directors identified in the accompanying proxy statement;

         2. To ratify the appointment of Moss-Adams LLP as independent auditors of the Company to serve for the 2007 fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.


         Section 7 of the Bylaws of the Company provides for the nomination of directors as follows:

         "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 25 days notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each nominee."

         Only those shareholders of record at the close of business on March 30, 2007, will be entitled to notice of and to vote at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting.


                                     By Order of the Board of Directors



                                              Thomas C. McGraw
                                                 Secretary




South San Francisco, California
April 16, 2007




WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                          Mailed to shareholders
                                                      on or about April 16, 2007




                                   FNB BANCORP
                               975 El Camino Real
                      South San Francisco, California 94080
                            Telephone (650) 588-6800



                                 PROXY STATEMENT



                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of FNB Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, at 7:30 p.m. on Wednesday, May 16, 2007. Only shareholders of record on March 30, 2007 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 2,852,765 shares of its no par value Common Stock (the "Common Stock").

         Shareholders may vote their shares by mail without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Instructions for voting by mail are set forth on the enclosed proxy card. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by mail, by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

         Shareholders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Annual Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting in person at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the election of the nominees of the Board of Directors and "FOR" ratification of the appointment of Moss Adams LLP as independent auditors of the Company to serve for the 2007 fiscal year, and at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the meeting).

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding Common Stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which will be borne by the Company.

                                  ANNUAL REPORT

         A copy of the Annual Report of the Company for the fiscal year ended December 31, 2006, including audited consolidated financial statements of the Company (the "Annual Report") is enclosed with this Proxy Statement. Additional copies of the Annual Report are available upon request to the Secretary of the Company, Thomas C. McGraw, at FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

         THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                     WEBSITE

         FNB Bancorp and First National Bank of Northern California maintain an Internet website at http://www.fnbnorcal.com. The Company's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, are made available free of charge on or through such website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission. Also made available on or through such website are the Section 16 reports of ownership and changes in ownership of the Company's Common Stock which are filed with the Securities and Exchange Commission by the directors and executive officers of the Company and by any person who owns more than 10 percent of the outstanding shares of Common Stock.


                                 CODE OF ETHICS

         The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.0 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and a copy of the code of ethics may be obtained through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission (see above, under the heading "Website").

                             PRINCIPAL SHAREHOLDERS

         As of March 30, 2007, no person known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as indicated in the chart below:


================================================================================
                                     Amount and Nature of       Percentage of
        Name and Address             Beneficial Ownership        Ownership(1)
--------------------------------------------------------------------------------
The Ricco Lagomarsino Trust                281,565                   9.87
26 Hillcrest Drive
Daly City, CA 94014
--------------------------------------------------------------------------------
Thomas G. Atwood                             (2)
c/o Cypress Abbey Company                  287,090                  10.06
P.O. Box 516
Colma, CA 94014
--------------------------------------------------------------------------------
Cede & Co.(3)                            1,242,922                  43.57
Box 20, Bowling Green Station
New York, NY 10004
================================================================================

(1)      Based upon 2,852,765 shares outstanding.

(2) Includes 232,699 shares owned by Cypress Abbey Company, a corporation in which Mr. Atwood is the principal shareholder.

(3) Cede & Co. is the nominee of The Depository Trust Company of New York, New York, and acts as the record owner of securities held in "street name" for a number of brokerage firms and other financial institutions. No person known to the Company is the beneficial owner of more than five percent (5%) of the shares held in the name of Cede & Co.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting, and upon his instructions the tellers of votes may disregard all votes cast for such nominee(s).

         The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than nine shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. The current number of directors has been fixed by resolution of the Board of Directors at nine (9). The directors to be elected at the Annual Meeting shall hold office for one year and until their successors are elected and have qualified. The nine (9) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast "FOR" a nominee will be counted in determining whether that nominee has been elected as a director.

         All proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, unless authority to vote for the election of any director or directors is withheld by the shareholder on the proxy card. All of the nominees are incumbent Directors. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and executive officers of FNB Bancorp and its subsidiary, First National Bank of Northern California, a national banking association (herein called the "Bank" or "First National Bank"), as a group. There is no family relationship between any of the directors and/or executive officers, except that Edward J. Watson is related by marriage to Anthony J. Clifford. The Company has only one class of shares outstanding, Common Stock.


===================================================================================================================
                                                                                       Shares Beneficially Owned
    Nominee                       Age   Positions Held With the     Director            as of March 31, 2007 (1)
                                        Bank and Company             Since
                                                                                                              % of
                                                                                  Sole (2)      Shared (3)    Total
-------------------------------------------------------------------------------------------------------------------
Michael R. Wyman                  70    Chairman of the Board,       1978 for                                    (4)
                                        Director                       Bank;        4,004         28,190       1.13
                                                                     2001 for
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Thomas C. McGraw                  55    Chief Executive Officer,     1989 for                                    (5)
                                        Secretary, Director            Bank;        3,375        141,356       5.07
                                                                     2001 for
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Neil J. Vannucci                  70    Director                     1989 for                                    (6)
                                                                       Bank;        3,309         58,245       2.16
                                                                     2001 for
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Edward J. Watson                  59    Director                     1996 for                                    (7)
                                                                       Bank;        6,747             --        .24
                                                                     2001 for
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Lisa Angelot                      49    Director                     1999 for                                    (8)
                                                                       Bank;       14,985             --        .52
                                                                     2001 for
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Jim D. Black                      50    President, Director          2002 for                                    (9)
                                                                     Bank and      18,189          1,261        .68
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Anthony J. Clifford               44    Executive Vice President     2002 for                                   (10)
                                        and Chief Operating          Bank and      10,519             --        .37
                                        Officer, Director            Company
-------------------------------------------------------------------------------------------------------------------
Michael Pacelli                   58    Director                     2006 for                                   (11)
                                                                     Bank and         787             --        .03
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
Merrie Turner Lightner            51    Director                     2007 for                                   (12)
                                                                     Bank and          --             --         --
                                                                     Company
-------------------------------------------------------------------------------------------------------------------
                                                                                                                (13)
All directors and executive officers (11 persons) as a group                       62,915        229,052      10.60
-------------------------------------------------------------------------------------------------------------------

  (1) This table is based upon information supplied by directors, executive officers and principal shareholders. Percentages are based upon 2,852,765 shares outstanding.

  (2) The named persons exercise sole voting and investment power with respect to shares listed in this column.

  (3) The named persons share voting and investment power with respect to shares listed in this column.

  (4) Includes 28,190 shares held by the Wyman Family Trust for which Mr. Wyman serves as co-trustee. Includes 1,970 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 5,250 shares held in the Bank's Deferred Compensation Trust.

  (5) Includes 141,356 shares held by the Thomas C. and Virginia K. McGraw Family Trust for which Mr. McGraw serves as co-trustee. Includes 1,084 shares of presently exercisable stock options under the Company's Stock Option Plan and 1,970 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

  (6) Includes 58,245 shares held by the Vannucci Family Trust for which Mr. Vanucci serves as co-trustee and 1,084 shares of presently exercisable stock options under the Company's Stock Option Plan and 1,970 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

  (7) Includes 1,084 shares of presently exercisable stock options under the Company's Stock Option Plan and 1,970 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

  (8) Includes 1,473 shares held by Ms. Angelot as Custodian for Eric Angelot and 350 shares held by Ms. Angelot as Custodian for Katherine Brandenberger. A total of 281,565 shares are held by The Ricco Lagomarsino Trust for which Ms. Angelot serves as one of the co-trustees. Ms. Angelot disclaims beneficial ownership of such shares. Includes 851 shares of presently exercisable stock options under the Company's Stock Option Plan and 1,970 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

  (9) Includes 4,933 presently exercisable stock options under the Company's Stock Option Plan, and 9,645 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Includes 238 shares held in trust for Greg Black and includes 238 shares held in trust for Janelle Black. Excludes 7,264 shares held in the Bank's Deferred Compensation Trust.

 (10) Includes 550 shares of presently exercisable stock options under the Company's Stock Option Plan, and 9,645 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 4,337 shares held in the Bank's Deferred Compensation Trust.

 (11) Includes 525 shares of presently exercisable stock options under the Company's Stock Option Plan.

 (12) Ms. Lightner became a director as of April 1, 2007 and is a nominee for re-election.

 (13) Includes a total of 18,313 shares of presently exercisable stock options under the Company's Stock Option Plan and 36,168 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 16,851 shares held by the Bank's Deferred Compensation Trust for the accounts of Messrs. Wyman, Black, and Clifford . See "Deferred Compensation Plan" herein.

         The following table sets forth certain information as of the Record Date with respect to each Director of the Company and the Bank, each person nominated for election as a Director, and each executive officer named in the Summary Compensation Table elsewhere herein (other than James B. Ramsey who retired in January 2007), as well as for all other executive officers of the Company and the Bank.

MichaelR. Wyman               Chairman of the Board of Directors of the Company
                              since 2001. Chairman of the Board of Directors of First National Bank since 1999 and Director of
                              First National Bank since 1983. Retired as Chief
                              Executive Officer of the Company and First
                              National Bank effective March 31, 2002.
                              Previously, Chief Executive Officer of First
                              National Bank since 1983 and President of First
                              National Bank from 1983 to 1996.

Thomas C. McGraw              Director and Secretary of the Company since 2001.
                              Chief Executive Officer of the Company and First
                              National Bank since April 1, 2002. Director and
                              Secretary of First National Bank since 1989, and
                              President and Chief Operating Officer of First
                              National Bank from October 2001 until April 1,
                              2003. Formerly, self-employed communications consultant in San Mateo and Marin Counties, since
                              1987.

Neil J. Vannucci              Director of the Company since 2001. Director of
                              First National Bank since 1989. Director of U.S.
                              Concrete since 1999. President of Bay Cities
                              Building Materials from 1995 to 1999.

Edward J. Watson              Director of the Company since 2001. Director of
                              First National Bank since 1996. Certified Public
                              Accountant. Attorney and partner in the law firm of Watson & Lanctot LLP, formerly known as Dreher,
                              Garfinkle & Watson.

Lisa Angelot                  Director of the Company since 2001. Director of
                              First National Bank since 1999. Property manager for the Lagomarsino Properties in Daly City since
                              1992. Her grandfather was Ricco Lagomarsino,
                              Founding Director and Chairman of First National
                              Bank.

Jim D. Black                  Director of the Company and First National Bank
                              since March 2002. President of the Company and First National Bank since April 1, 2002. Formerly,
                              Senior Vice President and Senior Lending Officer of First National Bank and an employee since 1981.

Anthony J. Clifford           Director of the Company and First National Bank
                              since March 2002. Executive Vice President and
                              Chief Operating Officer of the Company and First
                              National Bank since April 1, 2002. Formerly, Vice

                              President and Branch Administrator of First
                              National Bank since 1995; Vice President and
                              Branch Manager of First National Bank since 1990; and Assistant Vice President and Branch Manager of First National Bank since 1983.

Merrie Turner Lightner        Vice President and Chief Financial Officer of the
                              Lightner Property Group, Inc., based in San
                              Francisco, since 1984. Ms. Lightner is also an attorney at law and a licensed real estate broker since 1981, and a former commission president of the San Francisco Rent Stabilization and
                              Arbitration Board from 1997 to 1998, then
                              Commissioner to April 2004. Ms. Lightner has extensive business experience in real estate management and development matters.

Michael Pacelli               Director of the Company and First National Bank
                              since April 1, 2006. President of Bay Relations,
                              Inc. since 1992. He has been involved in public relations and community organizations in San Mateo
                              County and San Francisco for over 25 years.

David A. Curtis               Senior Vice President and Chief Financial Officer
                              of the Company and First National Bank since
                              December 2006. Senior Vice President and
                              Controller, Capital Corp of the West, Merced,
                              California (the holding company for County Bank), from 1997 to November 2006. He became a Certified
                              Public Accountant in 1986.

Charles R. Key                Senior Vice President and Director of Information
                              Systems of First National Bank and an employee since 1970.


                  None of the directors of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.


                              CORPORATE GOVERNANCE

         The Directors are elected annually by the shareholders to oversee their interest in the success of the commercial banking business of the Company and the Bank. The Board of Directors, in turn, selects and oversees the members of senior management who are charged with conducting the business of the Company and the Bank under applicable standards of safety and soundness.

         Code of Ethics

         The Directors believe that the business of the Company and the Bank should be conducted in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company and the Bank. In keeping with this belief, the Board of Directors has adopted a Code of Ethics, which applies to the members of the Board of Directors and all of the officers and employees of the Company and the Bank. A copy of the Code of Ethics is available to all shareholders, as described above under the heading, "Code of Ethics."

         Director Independence

         The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations, including the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission. For purposes of evaluating the independence of each member the Board of Directors, the Board of Directors has adopted the definitions of director independence specified in the Nasdaq listing standards (although the Common Stock of the Company is not listed on the Nasdaq Stock Market).

         The Board of Directors has determined that a majority of the Board of Directors is comprised of "Independent Directors" within the requirements of the foregoing laws, rules and regulations and listing standards. The Board of Directors has further determined that Directors Thomas C. McGraw, Jim D. Black and Anthony J. Clifford, who are employed as the Chief Executive Officer, the President and Executive Vice President and Chief Operating Officer, respectively, of the Company and the Bank, are not independent.

         Committees of the Board of Directors

         Effective 2007, the Company and First National Bank each have the same committees and directors. The committees and their members are as follows:

         Audit Committee. The current members are Edward J. Watson, Chair, Lisa Angelot, Neil J. Vannucci and Michael R. Wyman.

         Building Committee. The current members are Neil J. Vannucci, Chair, Lisa Angelot, Jim D. Black, Anthony J. Clifford and Michael R. Wyman.

         Compensation Committee. The current members are Edward J. Watson, Chair, Lisa Angelot and Neil J. Vannucci.

         Compliance Committee. The current members are Anthony J. Clifford, Chair, and Jim D. Black.

         Executive Committee. The current members are Michael R. Wyman, Chair, Lisa Angelot, Anthony J. Clifford, Thomas C. McGraw and Michael Pacelli.

         Loan and Discount Committee. The current members are Lisa Angelot, Chair, Anthony J. Clifford, Merrie Turner Lightner, Thomas C. McGraw, Michael Pacelli and Michael R. Wyman.

         Nominating Committee. The current members are the entire Board.

         The members of the Audit Committee select and oversee the Company's independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Edward J. Watson has been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Reference should be made to the Audit Committee Report set forth below in this Proxy Statement for additional information regarding the functions of the Audit Committee.

         A majority of the members of the Company's Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080.

         The Company encourages the members of its Board of Directors to attend the Company's annual meeting of shareholders each year. A majority of the directors attended the Company's Annual Meeting of shareholders held in 2006.


         In performing the functions of a nominating committee, the Board of Directors has responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and First National Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission or such federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's Bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors.

         The principal functions of the Audit Committee are (1) to examine and review both internal audit controls and regulatory audit reports and to meet with the First National Bank auditors concerning audit procedures and controls and (2) to monitor the First National Bank investments.

         The principal functions of the Loan and Discount Committee are to oversee loans and investments and the routine operations of First National Bank by delegation from the Board of Directors and to advise and report to the entire Board of Directors regarding such matters.

         The Compensation Committee investigates and advises the Board of Directors as to employee benefit arrangements and conducts executive searches whenever First National Bank proposes to hire executive personnel. The Compensation Committee also reports to the Board of Directors with regard to executive compensation, including bonus compensation.

         Membership and Meetings of the Board of Directors and its Committees

         All members attended at least seventy-five percent (75%) of the meetings of the Board of Directors and their Committees during 2006, except Mr. Pacelli, who became a member on April 1, 2006.

         The Company and the Bank have the same Committees, except as follows:

a) The Bank has a Compensation Committee, and the Company does not.

b) The Board of Directors of the Bank held Executive Committee meetings in 2006. The Board of Directors of the Company did not.

c) The Bank has a Loan and Discount Committee. The Company does not.

d) The Company has a Nominating Committee. The Bank does not.



         The following table shows the members of the Board of Directors and the committees of the Board of Directors and the number of meetings held during 2006.

----------------------------------------------------------------------------------------------------------------------------------
Name                             Board             Audit         Compensation       Executive     Loan and         Nominating
                                                                                    Committee     Discount

----------------------------------------------------------------------------------------------------------------------------------
Lisa Angelot                     Member                          Member             Member        Chair            Member
----------------------------------------------------------------------------------------------------------------------------------
Jim D. Black                     Member                                             Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Clifford              Member                                             Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
Thomas C. McGraw                 Member                                             Member        Member           Member
----------------------------------------------------------------------------------------------------------------------------------
Michael Pacelli                  Member                                             Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
R. Albert Roensch *              Member            Member                           Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
Neil J. Vannucci                 Member            Member        Member             Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
Edward J. Watson                 Member            Chair         Chair              Member                         Member
----------------------------------------------------------------------------------------------------------------------------------
Michael R. Wyman                 Chair                                              Chair         Member           Chair
----------------------------------------------------------------------------------------------------------------------------------
Number of 2006 meetings              12              5                1               6              30               4
----------------------------------------------------------------------------------------------------------------------------------

         * Resigned effective December 31, 2006.

         Compensation of Directors

         No fees or other compensation has been paid to the non-officer directors of the Company since incorporation of the Company on February 28, 2001. The Company became the holding company for First National Bank, effective March 15, 2002. No separate fees were paid to the directors of the Company during 2006 for their attendance at meetings of the Board of Directors or for their attendance at meetings of the committees of the Board of Directors.

         Each non-officer director of First National Bank was paid $36,000 in fees for attending meetings of the Board of Directors during 2006 except Director Michael Pacelli, who joined on April 1, 2006, and received $27,000. Each non-officer director of First National Bank is paid $3,000 per month. The aggregate amount of director fees paid by First National Bank in 2006 was $207,000. No separate compensation has been paid to the directors during 2006 for their attendance at meetings of the committees of the Board of Directors of the Bank. Independent directors are eligible to participate in the FNB Bancorp 2002 Stock Option Plan as determined by the Board of Directors. During 2006, each non-officer director of First National Bank was granted a non-statutory option for 525 shares of the Company Common Stock pursuant to the FNB Bancorp 2002 Stock Option Plan.

         The following table is a summary of the compensation earned by the non-officer (independent) directors during 2006.

                                                       DIRECTORS COMPENSATION
--------------------------------------------------------------------------------------------------------------------------
Name                            Fees Earned or        Option Awards               Change in Nonqualified          Total
                                 Paid in Cash              (1)              Deferred Compensation Earnings
                                                                                         (2)
--------------------------------------------------------------------------------------------------------------------------
Michael R. Wyman                    $36,000               $  865                         $ --                   $36,865
--------------------------------------------------------------------------------------------------------------------------
Lisa Angelot                        $36,000               $1,174                         $ --                   $37,174
--------------------------------------------------------------------------------------------------------------------------
Michael Pacelli                     $27,000               $  490                         $ --                   $27,490
--------------------------------------------------------------------------------------------------------------------------
Albert R. Roensch *                 $36,000               $  171                         $ --                   $36,171
--------------------------------------------------------------------------------------------------------------------------
Neil J. Vannucci                    $36,000               $1,174                         $ --                   $37,174
--------------------------------------------------------------------------------------------------------------------------

         * Resigned as a Director effective December 31, 2006.

         (1) The value of the stock option award is the grant date fair value computed in accordance with FAS 123R.

         (2) The Company does not make Stock Awards nor does it have Non-Equity Incentive Compensation plan for non-officer (independent) directors. Non-officer directors do not participate in the Deferred Compensation Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and any greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         On March 15, 2002, the Company registered its common stock under
Section 12(g) of the Exchange Act, at which time the Company's directors, officers and any person who owned more than 10% of such common stock became subject to Section 16(a) of the Exchange Act.

         To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and any greater than 10% shareholders were complied with on a timely basis, with the exception of one shareholder, Mr. Thomas G. Atwood (see "Principal Shareholders" on page 4, above).

                        TRANSACTIONS WITH RELATED PERSONS

         The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by First National Bank (see "Indebtedness of Management," below). There have been no transactions, or series of similar transactions, during 2006, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or Bank, or any shareholder owning of record or beneficially 5% or more of FNB Bancorp common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

         Indebtedness of Management

         Through its banking subsidiary, First National Bank, the Company has had, and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2006 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of First National Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Office of the Comptroller of the Currency.

                      EQUITY COMPENSATION PLAN INFORMATION

         The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the FNB Bancorp Stock Option Plan and the FNB Bancorp 2002 Stock Option Plan. The Company has no other equity compensation plan and there are no warrants or rights outstanding that would result in the issuance of shares of the Company's Common Stock.


--------------------------------------------------------------------------------------------------------------
Plan Category                  Number of securities       Weighted-average           Number of securities
                               to be issued upon          exercise price of          Remaining available for
                               exercise of                outstanding options,       future issuance
                               outstanding options,       warrants and rights        under equity
                               warrants and rights                                   compensation plans
                                                                                     (excluding securities
                                                                                     Reflected in column (a)
                                         (a)                       (b)                        (c)
--------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders                        254,915                    $24.99                     105,656
--------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by
security holders                             --                        --                          --
--------------------------------------------------------------------------------------------------------------
            Total                       254,915                    $24.99                     105,656
--------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

                      Compensation Discussion and Analysis


         Compensation Philosophy and Objectives

         The Company's compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers with those of the shareholders. The Company competes with other financial institutions by seeking to attract and retain a highly qualified management team, utilizing compensation programs that reward superior performance. The Board of Directors of the Company believes that its compensation programs should:

         o reflect the qualifications, skills, experience and responsibilities of each officer on the management team;

         o serve to attract and retain the most qualified individuals available to the Company by being competitive with the compensation being paid to persons having similar positions and responsibilities with other financial institutions in the same or adjoining market areas;

         o provide each officer on the management team with incentive and motivation to achieve his or her personal goals, both short term and long term, set in a manner which is consistent with the overall strategic goals of the Company, as determined by the Board of Directors; and

         o reward those officers whose performance, both individually and as a member of the management team, is superior and meets the targets set by the Board of Directors.

         The Company was formed in 2001 to become the holding company of First National Bank. After approval by the shareholders of the Bank, the holding company reorganization became effective on March 15, 2002. No separate compensation has been paid to the executive officers of the Company since 2002. The compensation paid by First National Bank to its executive officers includes payment for all services rendered by such officers to the Company, including their attendance at meetings of the Board of Directors and their attendance at meetings of committees of the Board of Directors of the Company.

         The compensation of the executive officers of First National Bank is reviewed and approved annually by the Board of Directors, including a review of base salaries (the "fixed" portion of compensation) and a discretionary bonus plan based on performance objectives (the "variable" or incentive portion of compensation). This review by the Board of Directors is based on the recommendations by the Compensation Committee of the Board of Directors.

         Three members of the Company and Bank Board of Directors are also executive officers of the Company and the Bank and all three abstain from the executive compensation decisions made by the Board of Directors. Thomas C. McGraw is Chief Executive Officer of the Company and the Bank; Jim D. Black is

President of the Company and the Bank; and Anthony J. Clifford is Executive Vice President and Chief Operating Officer of the Company and the Bank. Messrs. McGraw, Black and Clifford have served in such capacities since April 1, 2002. Mr. McGraw also serves as Secretary of the Company (since inception of the corporation in 2001) and the Bank (since 1989).

         Salary, bonus and perquisite compensation are related to current performance. The long-term components of compensation (equity incentives in the form of stock options and post-termination benefits) are reviewed by the Board of Directors in the context of the other compensation provided to executives, but adjustments are not necessarily made each year. The grant of stock options and the award of post-termination benefits are primarily intended to attract and retain executive officers and other key employees to serve on the Company's management team over an extended period of time, and only secondarily to reward current employment.

         The Company has two stock option plans: the FNB Bancorp Stock Option Plan (formerly the First National Bank of Northern California 1997 Stock Option
Plan) and the FNB Bancorp 2002 Stock Option Plan. No options have been granted under the FNB Bancorp Stock Option Plan since March 15, 2002, and no further options are expected to be granted under the FNB Bancorp Stock Option Plan, except that if any outstanding option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to the option shall (unless the Plan shall have been terminated), become available for future grants. The stated purposes of the FNB Bancorp 2002 Stock Option Plan, as amended (adopted by the Board of Directors on June 28, 2002 and approved by the shareholders on May 14, 2003) are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the key officers of the Company and the Bank by encouraging them to acquire a proprietary interest in the Company and, in general, to promote the success of the Company's business. The Board of Directors believes that the grant of stock options is consistent with the best interests of the shareholders because an officer's ownership of shares of Company stock will give such officer a long-term interest in the Company's overall performance and success. Generally, stock options are granted to eligible employees in the second quarter of each fiscal (calendar) year.

         FNB Bancorp Stock Option Plan. The board of directors of the Bank adopted the First National Bank of Northern California 1997 Stock Option Plan (the "Bank Stock Option Plan"), which was approved by the shareholders of First National Bank at the 1997 Annual Meeting, held on October 15, 1997. Pursuant to the holding company reorganization which became effective March 15, 2002, the Bank Stock Option Plan became the FNB Bancorp Stock Option Plan. As of December 31, 2006, a total of 58,849 shares were reserved for options previously granted and outstanding under the FNB Bancorp Stock Option Plan, including options for an aggregate of 36,473 shares of Common Stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003, 2004, 2005 and 2006) which have been granted to the five officers of the Company identified in the "Summary Compensation Table" above. (This does not include David A. Curtis, who is not yet entitled to option grants). All such options granted and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date. Directors Angelot, Vannucci and Watson have been granted non-statutory stock options for an aggregate of 3,019 shares of Common Stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003, 2004, 2005 and 2006) which were fully vested on the dates of grant and are exercisable (at a price of $18.95 per share for options granted in 1999; at a price of $17.86 per share for options granted in 2000; and at a price of $18.69 per share for options granted in 2001) over a period of 10 years from the grant dates.

         Upon consummation of any plan of reorganization, merger or consolidation of the Company with one or more other banks or corporations as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another bank or corporation, then all outstanding unexercised options shall become immediately exercisable in accordance with the terms of the FNB Bancorp Stock Option Plan and the Plan shall terminate.

         FNB Bancorp 2002 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2002 Stock Option Plan (the "2002 Plan") on June 28, 2002, which was approved by the shareholders at the 2003 Annual Meeting, held on May 14, 2003. A total of 200,000 shares of Common Stock were reserved for issuance pursuant to the 2002 Plan (after giving effect to the Company's 2002 stock dividend). The 2002 Plan provides for the grant of incentive stock options ("Incentive Options") and nonstatutory stock options ("Nonstatutory Options"). The terms and provisions of the Plan are substantially the same as the FNB Bancorp Stock Option Plan.

         As of December 31, 2006, a total of 196,066 shares of Common Stock were reserved for issuance pursuant to the 2002 Plan, (all as adjusted for the Company's 2006 stock dividend). Options for an aggregate of 83,778 shares of Common Stock (adjusted for the stock dividends paid in 2002, 2003, 2004, 2005 and 2006) have been granted to the five officers of the Company identified in the "Summary Compensation Table" below pursuant to the 2002 Plan. (This does not include David A. Curtis, who is not yet entitled to option grants). All such options granted and currently outstanding under the 2002 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Pacelli, Vannucci, Watson and Wyman and former director Roensch have been granted non-statutory stock options for an aggregate of 9,692 shares of Common Stock (adjusted for the stock dividends paid in 2002, 2003, 2004, 2005 and 2006) which were fully vested on the dates of grant and are exercisable (at a price of $21.55 per share for options granted in 2002, at a price of $20.57 for options granted in 2003, at a price of $28.07 per share for options granted in 2004, at a price of $27.26 for options granted in 2005 and at a price of $34.52 per share for options granted in 2006) over a period of 10 years from the grant dates.

         Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2002 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

         FNB Bancorp Savings Plan. On August 26, 1969, the Bank established The First National Bank Profit Sharing and 401(k) Plan (the "Plan") under provisions which allow the Bank to make a contribution on behalf of each eligible employee. The Plan is now called the "FNB Bancorp Savings Plan." Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the Plan, and the amount of that contribution. The profit sharing contribution to the Plan for 2006 was $600,000. Each participant in the Plan who is employed on the last day of the Plan year receives a share of that contribution based on the amount of his or her compensation relative to the compensation of all other participants. The accounts of the participants vest according to a schedule of years of service with the Bank. The Mechanics Bank acts as Trustee for the Profit Sharing Plan Trust, and the Trustee invests all the assets of the Plan in four common trust funds maintained by the Trustee. On January 1, 1998, the Plan was amended to allow any eligible employee to make voluntary contributions to the Plan, and to direct the investment of such voluntary contributions from a menu of available options. Both the profit sharing provisions and the employee contribution provisions are elements of the Savings Plan. The profit sharing element of the Savings Plan is funded by the Bank. The employee contribution element of the Savings Plan is funded by the employee.

         Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the FNB Bancorp Savings Plan, and the amount of that contribution. Each participant in the Plan who is employed on the last day of the Plan year, including executive officers, receives a share of that contribution, based on the amount of his or her compensation relative to the compensation of all other participants. By funding the profit sharing element of the Plan and also allowing employees to make their own contributions to the Plan, the Company believes that all participants are motivated to contribute to the ongoing success of First National Bank as measured by its growth in assets, deposits, loans, capital, earnings and profitability.

         Employment Contracts. There are no employment contracts between the Company or First National Bank and the executive officers named in the tables below (other than the Salary Continuation Agreements, the Management Continuity Agreements, the Deferred Compensation Plan and the Company's stock option plans). First National Bank has established a Deferred Compensation Plan and participation is open to all officers of the Bank with the title of Vice President or higher, which includes the named executive officers. The funds contributed to the Plan are those of the individual participant and represent income earned and/or bonuses granted as an employee of First National Bank. No funds of First National Bank may be contributed to the Plan. Additional information about the Deferred Compensation Plan is set forth below, together with a summary of contributions, earnings and withdrawals in respect of the accounts of the named executive officers, set forth in a table named "Nonqualified Deferred Compensation."


         Role of Management

         The annual compensation recommendations made to the Board of Directors by the Compensation Committee are based on data and information gathered from sources outside the Company and the Bank and additional input provided to the members of the Compensation Committee by the executive officers. The executive officers of First National Bank during 2006 were: Thomas C. McGraw, Chief Executive Officer and Secretary; Jim D. Black, President; Anthony J. Clifford,

Executive Vice President and Chief Operating Officer; James B. Ramsey, Senior Vice President and Chief Financial Officer (Mr. Ramsey retired in January 2007 and was succeeded by David A. Curtis as Senior Vice President and Chief Financial Officer); and Charles R. Key, Senior Vice President and Director of Information Technology. Input provided to the Compensation Committee is compiled and coordinated on behalf of all executive officers by an Executive Management Group, composed of Messrs. McGraw, Black and Clifford, who consult with the other executive officers during this process. As already indicated, Messrs. McGraw, Black and Clifford are members of the Company and Bank Board of Directors so they abstain from executive compensation decisions made by the Board.

         Compensation Committee

         The current members of the Compensation Committee of the Board of Directors are Lisa Angelot, Neil J. Vannucci and Edward J. Watson. Only independent members of the Board of Directors may serve on the Compensation Committee. Each current member of the Compensation Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

         The Compensation Committee advises the Board of Directors as to all employee benefit arrangements and, based on its investigations and review, reports to the Board of Directors on its recommendations with regard to executive compensation, including bonus compensation. The Compensation Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting First National Bank's strategic goals. The Compensation Committee reviews the compensation of the executive officers annually to insure that First National Bank's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. The Compensation Committee reviews each executive officer's total compensation package, including base salary, cash bonus and stock option awards, and qualified and non-qualified retirement and deferred compensation benefits. The Compensation Committee also meets as needed throughout the year in order to review year-to-date financial performance, as compared to budget and as compared to the financial performance of competitors, and generally to monitor the target total compensation of each executive officer. The Compensation Committee utilizes independent compensation reports to assist in the analysis of compensation packages but did not utilize the services of independent compensation consultants during 2006.

         The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter is included in this Proxy Statement as Appendix A. At least once a year, the Compensation Committee reviews and assesses the Charter and recommends any proposed changes to the Board of Directors for approval.


         Compensation Committee Interlocks and Insider Participation

         During the year 2006, Lisa Angelot, Neil J. Vannucci and Edward J. Watson were the only persons who served as members of the Compensation Committee of the Board of Directors. None of these members is or has been an officer or employee of the Company or the Bank, whether during 2006 or at any time since incorporation of the Company in 2001, and none of them has been a participant in any transaction or would be a participant to a currently proposed transaction with the Company or the Bank in which such member had or will have a direct or indirect material interest, except for loans made by First National Bank to such member in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank, and which loans did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, during 2006, no member of the Compensation Committee or any executive officer of the Company or the Bank served as a director or member of the compensation committee of any other entity.

         Components of Compensation

         The Company's compensation program consists of five components, namely,
(1) base salary; (2) cash incentives (bonuses); (3) equity incentives (stock options); (4) perquisites; and (5) post-employment pay and benefits. These components as a group are intended to compensate each executive officer fairly for his or her services, and to reward such officer based on the Company's overall performance plus his or her individual performance during the year, according to the position held by such officer. In reviewing each officer's compensation package, the Compensation Committee considers the mix of total pay, benefits and perquisites, together with the competitive market for persons having the same or a similar skill-set as possessed by such officer.

         Base Salary. Base salary is related to the individual executive officer's level of responsibility and comparison with comparable employers in the banking industry. The Board of Directors reviews and sets base salaries annually, taking into consideration the recommendations of the Chief Executive Officer (for executive officers other than the Chief Executive Officer). In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of First National Bank.

         The Board of Directors determines the base salary for the Chief Executive Officer by (a) examining the financial performance of First National Bank against its present goals; (b) examining the financial performance of First National Bank as compared to the banking industry generally; (c) evaluating the overall performance of the Chief Executive Officer; and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the market area of First National Bank.


         On December 15, 2006, effective as of January 1, 2007 for the year 2007, the Board of Directors approved the following base salaries: Mr. McGraw's salary was increased to $230,000; Mr. Black's salary was increased to $220,000; Mr. Clifford's salary was increased to $210,000; Mr. Curtis' salary was set at $175,000; and Mr. Key's salary was increased to $157,000. The compensation paid to Messrs. McGraw (CEO), Black (President), Clifford (EVP), Ramsey (retired
CFO), Curtis (current CFO) and Key (SVP) during 2006 is set forth in the "Summary Compensation Table" below.

         Cash Incentive Compensation. First National Bank does not have a formal bonus plan. The Board of Directors, at its discretion, awards annual bonuses to its executive officers and during 2006 awarded bonuses to Messrs. McGraw, Black, Clifford, Ramsey (retired CFO) and Key (which are set forth in the "Summary Compensation Table" below). The Board of Directors of the Bank decides annually whether to make a profit sharing contribution to the FNB Bancorp Savings Plan, and the amount of that contribution. The executive officers participate in the Savings Plan and the amounts credited to their respective accounts for 2006 are included in the "Summary Compensation Table" below. Historically, the Board of Directors has approved annual target accruals of approximately 16 percent, in the aggregate, of eligible salaries for a contribution to the Savings Plan and a cash bonus pool, combined. The total contribution to the Savings Plan for 2006 was $600,000 and the total cash bonus pool for 2006 was $589,000.

The following table sets forth certain summary information concerning compensation paid to the Chief Executive Officer, the Chief Financial Officer the former Chief Financial Officer (now retired), and the three next most highly compensated executive officers of the Company (as a group, the "Named Executive Officers") during the year ended December 31, 2006:

=====================================================================================================================
                                              SUMMARY COMPENSATION TABLE
=====================================================================================================================
Name and                               Year     Salary      Bonus      Option      Deferred       All          Total
Principal Position                                                     Awards      Compen-        Other
                                                                                   sation         Compen-
                                                                                   Earnings       sation
                                                  ($)        ($)        ($)           ($)           ($)         ($)

                                       (b)        (c)        (d)        (e)           (f)           (g)         (h)
---------------------------------------------------------------------------------------------------------------------
Thomas C. McGraw, Chief                2006     222,600     55,000      1,174           --         17,799     296,573
Executive Officer

---------------------------------------------------------------------------------------------------------------------
Jim D. Black, President                2006     220,000     51,000     14,788        4,736         53,884     334,408


---------------------------------------------------------------------------------------------------------------------
Anthony J. Clifford,                   2006     192,000     50,000     14,783        2,145         37,523     296,451
Executive Vice President,
Chief Operating Officer
---------------------------------------------------------------------------------------------------------------------
James B. Ramsey,                       2006     170,000     50,000     10,397        8,461        122,747     361,605
Senior Vice President,
Chief Financial Officer
---------------------------------------------------------------------------------------------------------------------
David A. Curtis,                       2006      17,275         --         --           --             --      17,275
Senior Vice President,
Chief Financial Officer
---------------------------------------------------------------------------------------------------------------------
Charles R. Key, Senior                 2006     150,000     30,000     10,368           --         12,136     202,504
Vice President, Director,
Information Technology
---------------------------------------------------------------------------------------------------------------------

         The Company does not grant Stock Awards. The Company does not have a Pension Plan (but see discussion of the individual Salary Continuation Agreements, below). Column (g) above represents profit-sharing contribution to the FNB Bancorp Savings Plan.

         Equity Incentive Compensation. At its discretion, the Board of Directors grants stock options to key officers of the Company and First National Bank who are primarily responsible for the growth and management of its business. As of December 31, 2006, a total of 254,915 shares were reserved for options previously granted and currently outstanding under the FNB Bancorp Stock Option Plan (successor as of March 15, 2002, to the First National Bank of Northern California 1997 Stock Option Plan) and the FNB Bancorp 2002 Stock Option Plan, including options for an aggregate of 120,251 shares of common stock (as adjusted for stock dividends paid in 1999, 2000, 2001, 2002, 2003, 2004, 2005 and 2006) which have been granted to Messrs. McGraw, Black, Clifford, Ramsey and Key. Both stock option plans have been approved by the shareholders of the Company. The number of shares granted to an employee is based on several factors, including employee performance and the value placed on the expected future performance of the employee, retention of the employee and, in some cases, internal or external pay equity. The Board of Directors believes that grants of stock options have enhanced and will continue to enhance the Company's ability to attract, reward and motivate executive officers and other key employees.

  A summary of the stock options granted to the Named Executive Officers during 2006, including the exercise prices, is set forth in the following table:

                                         2006 GRANTS OF PLAN-BASED AWARDS
        ----------------------------------------------------------------------------------------------
        Name                         Grant          Number of Securities    Exercise or Base Price of
                                     Date            Underlying Options       Option Awards ($/Sh)
                                                         (# shares)                   (1)
        ----------------------------------------------------------------------------------------------
        Thomas C. McGraw             06/23/2006                  525                 $34.52
        ----------------------------------------------------------------------------------------------
        Jim D. Black                 06/23/2006                5,512                 $34.52
        ----------------------------------------------------------------------------------------------
        Anthony J. Clifford          06/23/2006                5,512                 $34.52
        ----------------------------------------------------------------------------------------------
        Charles R. Key               06/23/2006                2,940                 $34.52
        ----------------------------------------------------------------------------------------------
        James B. Ramsey                  --                       --                     --
        ----------------------------------------------------------------------------------------------

(1) The exercise price of an incentive stock option is set at the fair market value of the shares on the date of grant. All options granted to such officers and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date.

 A summary of the stock options outstanding and held by such officers as of December 31, 2006 is set forth below in the table of "Outstanding Equity Awards at Fiscal Year-End 2006" and a summary of the stock options exercised and vested is set forth below in the table of "Option Exercises." The Company does not issue Stock Awards.

                       OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END  2006
---------------------------------------------------------------------------------------------
                                       Option Awards
---------------------------------------------------------------------------------------------
Name                         Number of         Number of          Option       Option
                             Securities        Securities         Exercise     Expiration
                             Underlying        Underlying         Price        Date
                             Unexercised       Unexercised        ($)
                             Option  - #       Option - #
                             Excercisable      Unexercisable
---------------------------------------------------------------------------------------------
Thomas C. McGraw                       233                 --        20.63      5/13/2008
                                       222                 --        18.95      4/28/2009
                                       315                 --        17.86      6/28/2010
                                       314                 --        18.69      6/29/2011
                                       318                 --        21.55      7/24/2012
                                       365                 --        20.57      5/23/2013
                                       376                 --        28.07      5/26/2014
                                       386                 --        27.26      6/24/2015
                                       525                 --        34.52      6/23/2016
------------------------------------------------------------------------------------------
Jim D. Black                         3,063                766        21.55      7/24/2012
                                     3,281              2,188        20.57      5/23/2013
                                     2,199              3,300        28.07      5/26/2014
                                     1,102              4,411        27.26      6/24/2015
                                        --              5,512        34.52      6/23/2016
------------------------------------------------------------------------------------------
Anthony J. Clifford                    550                 --        18.69      6/29/2011
                                     3,063                766        21.55      7/24/2012
                                     3,281              2,188        20.57      5/23/2013
                                     2,199              3,300        28.07      5/26/2014
                                     1,102              4,411        27.26      6/24/2015
                                        --              5,512        34.52      6/23/2016
------------------------------------------------------------------------------------------
James B. Ramsey                      1,860                 --        20.63      5/13/2008
                                     1,772                 --        18.95      4/28/2009
                                     2,588                160        18.69      6/29/2011
                                     2,552                639        21.55      7/24/2012
                                     2,188              1,459        20.57      5/23/2013
                                        --              2,258        28.07      5/26/2014
                                        --              3,087        27.26      6/24/2015
------------------------------------------------------------------------------------------
Charles R. Key                       1,768                 --        20.63      5/13/2008
                                     1,624                 --        18.95      4/28/2009
                                     2,587                 --        17.86      6/28/2010
                                     2,748                 --        18.69      6/29/2011
                                     2,552                639        21.55      7/24/2012
                                     2,188              1,459        20.57      5/23/2013
                                     1,157              1,737        28.07      5/26/2014
                                       606              2,426        27.26      6/24/2015
                                        --              2,940        34.52      6/23/2016
------------------------------------------------------------------------------------------

                                         OPTION EXERCISES
                  --------------------------------------------------------------
                                         Option Awards
                  --------------------------------------------------------------
                                             Number of               Value
                  --------------------------------------------------------------
                  Name                    Shares Acquired           Realized
                  --------------------------------------------------------------
                                             on Exercise          On Exercises
                  --------------------------------------------------------------
                                                (#)                    ($)
                  --------------------------------------------------------------
                  Thomas C. McGraw               --                    --
                  --------------------------------------------------------------
                  Jim D. Black                   --                    --
                  --------------------------------------------------------------
                  Anthony J. Clifford          8,146               $139,359
                  --------------------------------------------------------------
                  James B. Ramsey              2,526                $52,031
                  --------------------------------------------------------------
                  Charles R. Key                 --                    --
                  --------------------------------------------------------------

         Perquisites. The Board of Directors believes that offering certain perquisites is important to the operations of the Company and will assist the Company in its efforts to recruit and retain key employees. Messrs. McGraw, Black and Clifford are provided with the use of Company-owned automobiles. The aggregate amount of perquisites and other personal benefits or property received by executive officers during 2006 is not shown under the column for "All Other Compensation in the "Summary Compensation Table" above because the aggregate amount of such compensation received by each executive officer is less than $5,000.

         Post-Employment Compensation. The Company has no pension or retirement plan but First National Bank has previously entered into individual salary continuation agreements with four current and former executive officers.

         First National Bank has entered into Salary Continuation Agreements (the "Agreements") with Michael R. Wyman (current Chairman of the Board of Directors and former Chief Executive Officer--in 1996), James B. Ramsey (Senior Vice President and Chief Financial Officer--in 1998, amended in 2004), Jim D. Black (President--in 2004) and Anthony J. Clifford (Executive Vice President and Chief Operating Officer--in 2004). The Agreements provide for annual benefits to be paid to Mr. Wyman or his designated beneficiary of up to $60,000 per year over a period of 15 years; annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $70,000 per year over a period of 20 years; annual benefits to be paid to Mr. Black or his designated beneficiary of up to $122,600 per year over a period of 20 years; and annual benefits to be paid to Mr. Clifford or his designated beneficiary of up to $140,700 per year over a period of 20 years. Such benefits were effective for Mr. Wyman upon his attaining 66 years of age, and will be effective for each of Messrs. Ramsey, Black and Clifford upon (i) attainment of age 65, or upon his death or disability prior to such time if he is actively employed by First National Bank at the time; (ii) termination of his employment by First National Bank without "cause" (as defined in the Agreements); and (iii) termination or constructive termination of his employment by First National Bank after the occurrence of a "change of control" of First National Bank (as defined in the Agreements). First National Bank has purchased life insurance policies on the life of Messrs. Wyman (in 1996), Ramsey (in 2004, in addition to the 1998 policy), Black (in 2004) and Clifford (in 2004). First National Bank is the sole owner and beneficiary or co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Wyman, Ramsey, Black and Clifford. First National Bank has entered into Split- Dollar Agreements with Messrs. Ramsey, Black and Clifford, each of which designates the Bank as beneficiary of the insurance policies after the interest of Messrs. Ramsey, Black and Clifford have been paid to their respective designated beneficiaries. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the "other assets" on the consolidated balance sheet of FNB Bancorp.

         Potential Payments Upon Termination or Change-in-Control

         Management Continuity Agreements. On July 20, 2000, First National Bank entered into Management Continuity Agreements with Jim D. Black, Charles R. Key and Anthony J. Clifford. Each Agreement provides for the payment of a severance benefit to the officer upon termination of employment after a "change in control" of First National Bank (as defined in the Agreements). The purpose of the Agreements is to maintain sound and vital management of First National Bank, thereby protecting its best interests, in the event of a proposed change in control of First National Bank. The amount of the benefit payable under each Agreement is two times the "base annual salary" of the relevant officer for the twelve month period immediately preceding a "change in control." In addition, if any payment of the benefit constitutes an "excess parachute payment" that is subject to an excise tax imposed by the Internal Revenue Code of 1986, as amended, First National Bank will increase the amounts payable to the extent necessary to place the officer in the same after-tax position that would have existed had no excise tax been imposed. First National Bank can elect to pay benefits in a lump sum payment or in monthly installments over a period not exceeding two years following the date of termination of employment. Each Management Continuity Agreement continues for two years from July 20, 2000, and is subject to automatic one year renewals thereafter, unless First National Bank gives written notice of non-renewal. Each Management Continuity Agreement has been renewed annually and currently expires on July 20, 2007 (subject to further renewal).

The Company and the Bank do not make contributions to nonqualified deferred compensation plans. The contributions made by the Named Executive Officers to the Bank's Deferred Compensation Plan in 2006 are set forth in the following table:

                                       2006 NONQUALIFIED DEFERRED COMPENSATION
----------------------------------------------------------------------------------------------------------------------
Name                              Executive             Aggregate           Aggregate              Aggregate
                               Contributions in        Earnings in         Withdrawals/            Balance at
                               Last Fiscal Year      Last Fiscal Year     Distributions       Last Fiscal Year-End
----------------------------------------------------------------------------------------------------------------------
Thomas C. McGraw                        --                    --                --                        --
----------------------------------------------------------------------------------------------------------------------
Jim D. Black                       $53,000                $4,736                --                  $331,757
----------------------------------------------------------------------------------------------------------------------
Anthony J. Clifford                $27,250                $2,145                --                  $140,487
----------------------------------------------------------------------------------------------------------------------
James B. Ramsey                    $43,000                $8,461                --                  $621,162
----------------------------------------------------------------------------------------------------------------------
Charles R. Key                          --                    --                --                        --
----------------------------------------------------------------------------------------------------------------------

         Deferred Compensation Plan. First National Bank has established a Deferred Compensation Plan. Participation in the Plan is open to all officers of First National Bank with the title Vice President or higher. The Deferred Compensation Plan consists of a Deferred Compensation Trust, dated November 1,

1997, with The Mechanics Bank serving as Trustee, and individual Deferred Compensation Agreements between First National Bank and each of the participating officers. The funds contributed to the Plan are those of the individual participant, and represent income earned and/or bonuses granted as an employee of First National Bank. No funds of First National Bank may be contributed to the Plan. Under the Plan, a participant may elect to defer the receipt of a portion of his or her cash salary and/or bonus. First National Bank maintains a record of the deferred compensation for each participant, and at the time of distribution, is obligated to effect the distribution as well as collection of any and all taxes due at such time. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. In order to discharge its obligations in respect of such deferred compensation, First National Bank makes contributions of the deferred compensation specified by the participants to the Deferred Compensation Trust, which are then invested in accordance with the instructions of the participants. The principal and any earnings in the Trust are held separate and apart from other funds of First National Bank and are used for the discharge of First National Bank's obligations to the participants. As of December 31, 2006, the Deferred Compensation Trust held an aggregate of 25,119 shares of Common Stock, and held shares of Common Stock for the accounts of Messrs. Black, Clifford and Ramsey, representing approximately 0.88% of the total shares outstanding on such date (consisting of 6,903 shares for Jim D. Black; 3,991 shares for Anthony J. Clifford; 4,210 shares for James B. Ramsey; and no shares for Thomas C. McGraw and Charles R. Key).

         Compensation Committee Report

         The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the FNB Bancorp Annual Report on Form 10-K for the year ended December 31, 2006.

         Respectfully submitted by the members of the Compensation Committee,

                           Edward J. Watson, Chairman
                                  Lisa Angelot
                                Neil J. Vannucci

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Moss Adams LLP, which served the Company as independent auditors for the 2006 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company to serve as independent auditors for the 2007 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In this Proposal No. 2, the shareholders of the Company are being asked to ratify the appointment of Moss Adams LLP as independent auditors of the Company, to serve for the 2007 fiscal year.

         A representative of Moss Adams LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and the representative is expected to be available to respond to appropriate questions.

         During the two fiscal years of the Company ended December 31, 2006, and during the subsequent interim period through April 16, 2007, neither the Company nor First National Bank of Northern California consulted with Moss Adams LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or (ii) any matter that was either the subject of a disagreement or a reportable event under the rules of the Securities and Exchange Commission.

Audit Fees

         The aggregate fees billed by Moss Adams LLP to the Company for professional services rendered for the integrated audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2006, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006, were $222,500.

All Other Fees

         Moss Adams LLP billed $12,000 for the audit of the FNB Bancorp Savings Plan during the fiscal year ended December 31, 2006.

         The Audit Committee of the Board of Directors of the Company has approved each professional service rendered by Moss Adams LLP during the fiscal year 2006, and the Audit Committee has considered whether the provision of non-audit services would be compatible with maintaining the independence of Moss Adams LLP.

Vote Required

         Ratification of the appointment of Moss Adams LLP as the Company's independent auditors for the 2007 fiscal year requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting.

Recommendation of Management

         The Board of Directors of the Company has approved the recommendation of the Audit Committee of the Board of Directors to appoint Moss Adams LLP as independent auditors of the Company for the 2007 fiscal year, and recommends a vote "FOR" ratification of the appointment of Moss Adams LLP.



                             AUDIT COMMITTEE REPORT

         During 2006, the Audit Committee consisted of the following members of the Company's Board of Directors: Edward J. Watson (Chairman), Neil J. Vannucci and Michael R. Wyman. Each of the members of the Audit Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Committee operates under a written charter adopted by the Board of Directors which is included in this Proxy Statement as Appendix B.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee's responsibilities include assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company's independent accountants and the outsource internal audit firm; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the outsource internal audit firm and the Board of Directors.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006, with the Company's management. The Committee has discussed with Moss Adams LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Moss Adams LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Bank's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for the filing with the Securities and Exchange Commission.


                        Submitted by the Audit Committee:

                           Edward J. Watson, Chairman
                                Neil J. Vannucci
                                Michael R. Wyman




                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 21, 2008. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting of Shareholders is January 31, 2008. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.




South San Francisco, California
April 16, 2007

                                   APPENDIX A
                                   ----------

                                   FNB BANCORP
                                   -----------

                         COMPENSATION COMMITTEE CHARTER
                         ------------------------------



The Compensation Committee of FNB Bancorp and First National Bank of Northern California is a committee of three members appointed by the entire Board of Directors. The current members of the Committee are Lisa Angelot, Edward Watson and Neil Vannucci, each being an outside, non-employee Director who is "independent" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code.

The members of the Compensation Committee serve at the pleasure of the Board of Directors, until such time as their successors are appointed. From time to time, the Board of Directors may designate one of the three members to serve as the Chairperson of the Compensation Committee, for such period as the Board of Directors may deem appropriate.

The Compensation Committee is charged with making recommendations to the Board of Directors in regard to appropriate compensation plans, procedures, and programs for the employees of First National Bank of Northern California.

The Committee shall communicate with executive management to schedule meetings, develop agendas and obtain all information necessary for discussions regarding salary, bonus, profit sharing, cash bonus, stock option grants, and benefit plans for employees.

The Committee will meet at least annually, and more frequently as deemed necessary by the members to review or evaluate current policy or practice, with the CEO, the President, the COO, and the CFO and to obtain management recommendations for all categories of compensation. The CEO, the President, the COO and the CFO will not be present at the Compensation Committee meetings during any discussion regarding his/her personal compensation.

The Compensation Committee will carry out the following responsibilities as assigned by the Board of Directors:

Develop First National Bank of Northern California's compensation philosophy and evaluate that philosophy each year, to ensure compliance with the goals and objectives of the entire Board.

Evaluate the Chief Executive Officer's performance with regard to the Board's expectations and the Bank's annual results.

Evaluate, discuss, and adjust as necessary executive management's recommendations regarding salary, bonus, and stock option awards to employees.

Analyze and evaluate any compensation issues that are not subject to approval of the shareholders of FNB Bancorp.

Report regularly to the full Board of Directors on all compensation matters which the Compensation Committee has considered.

Record and maintain minutes of Compensation Committee meetings and the recommendations and actions taken by the Compensation Committee.

At least annually, review and evaluate the form of this Charter and make recommendations to the full Board of Directors regarding any changes which the members of the Compensation Committee may decide to propose.

                                   APPENDIX B
                                   ----------

                                   FNB BANCORP
                                   -----------

                             AUDIT COMMITTEE CHARTER
                             -----------------------



         This Audit Committee Charter has been adopted by the Board of Directors of FNB Bancorp (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Membership

The audit committee will be composed of not less than three (3) members of the board of directors. They will be selected by the board of directors, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

The committee's membership will meet the requirements of the audit committee policy of Nasdaq. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

No officers or employees of the Company or its subsidiaries will serve on the committee. A former officer of the Company or any of its subsidiaries may serve on the committee (even though the former officer may by receiving pension or deferred compensation payments from the Company) if, in the opinion of the board of directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the committee will be directors who were not formerly officers of the Company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the board of directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by Nasdaq, which are provided to assist boards of directors in observing the spirit of Nasdaq policy.

The board of directors shall appoint one member of the audit committee to serve as the chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the board of directors. The chairman will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead independent audit partner and the outsource internal audit firm.

Actions of the Committee

The committee's activities will include the following actions:

o Oversight of the financial statements and relations with the independent auditors.
o Instruct the independent auditors that the board of directors is the client in its capacity as the shareholders' representative.
o Expect the independent auditors to meet with the board of directors at least annually so the board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.
o Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis.
o Expect financial management and the independent auditors to discuss with the audit committee:
o Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable; and
o Aggressiveness or conservatism of accounting principles and financial estimates.
o        Expect the independent auditors to provide the audit committee with:
o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear;
o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used;
o Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate;
o Reasons for accepting or questioning significant estimates made by management; and
o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the board's behalf that require board notification but not board approval:

o Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and the President;
o Review and approve the scope of the Company's annual profit and pension trust audits;
o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the committee's activities if asked to do so by the board of directors' chairperson; and
o Ask the President to have the outsourced internal audit firm study a particular area of interest or concern to the audit committee.

Matters requiring the committee's review and study before making a recommendation for the board of directors' action:

o        Appointment of the independent auditors;
o        Implementation of major accounting policy changes;
o        SEC registration statements to be signed by the board of directors; and
o The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the committee's review and study before providing summary information to the board of directors:

o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the United States;
o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements;
o        Quarterly financial statement review before publication;
o Administration of the Company's "conflict of interest" policies as may be set by the board of directors from time to time;
o The performance of management and operating personnel under the Company's code of ethics as may be adopted by the board of directors from time to time;
o        Gaps and exposures in insurance programs;
o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or it subsidiaries may operate; and
o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC rules and regulations and the rules and regulations of Nasdaq.

  |
  |                               FNB BANCORP
  |
  |                  Solicited by the Board of Directors
  |                  for the Annual Meeting of Shareholders
  |                             on May 16, 2007
  |
  |     The undersigned holder of Common Stock acknowledges receipt of a copy of
  |     the Notice of Annual Meeting of Shareholders of FNB BANCORP and the
  |     accompanying Proxy Statement dated April 16, 2007, and revoking any
  |     Proxy heretofore given, hereby constitutes and appoints Thomas C.
  |     McGraw, Neil J. Vannucci and Edward J. Watson, and each of them, with
  |     full power of substitution, as attorneys and proxies to appear and vote
  |     all shares of Common Stock of FNB BANCORP, a California corporation,
  |     outstanding in the name of the undersigned which the undersigned could
  |     vote if personally present and acting at the Annual Meeting of
  |     Shareholders of FNB BANCORP, to be held at the Basque Cultural Center,
  |     599 Railroad Avenue, South San Francisco, California, on Wednesday,
  |     May 16, 2007, at 7:30 p.m. or at any adjournments thereof, upon the
  |     following items as set forth in the Notice of Meeting and Proxy
  |     Statement and to vote according to their discretion on all matters which
  |     may be properly presented for action at the meeting or any adjournments
  |     thereof. The above-named proxy holders are hereby granted discretionary
  |     authority to cumulate votes represented by the shares covered by this
  |     Proxy in the election of directors.
  |
  |     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
  |     NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE
  |     APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO
  |     SERVE FOR THE 2007 FISCAL YEAR. THE PROXY, WHEN PROPERLY EXECUTED, WILL
  |     BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR"
  |     THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR"
  |     RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT
  |     AUDITORS OF THE COMPANY TO SERVE FOR THE 2007 FISCAL YEAR.
  |
  |                (Continued and to be signed on other side)
  |

                                   FNB BANCORP
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2007

The Board of Directors recommends a Vote "AUTHORITY GIVEN FOR" on Proposal 1; and, FOR on Proposal 2.

                                  INSTRUCTIONS
                                  ------------

[X] Mark, sign and date your proxy card
[X] Detach your proxy card at the perforations
[X] Return your proxy card in the postage paid envelope provided

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                        FOLD AND DETACH HERE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   |
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:    |
                                                                                   |
1. [ ] To elect as Directors the nine (9)      [ ] WITHHOLD AUTHORITY to vote      |
nominees listed below (except as indicated     for all nominees listed below.      |
to the contrary below).                                                            |
                                                                                   |
INSTRUCTION: To withhold authority to vote for any individual nominee, strike      |
a line through the nominee's name in the list below:                               |
                                                                                   |
          01. Michael R. Wyman                 05. Michael Pacelli                 |
          02. Thomas C. McGraw                 06. Neil J. Vannucci                |
          03. Lisa Angelot                     07. Edward J. Watson                |
          04. Merrie Turner Lightner           08. Jim D. Black                    |
                                               09. Anthony J. Clifford             |
                                                                                   |            Please Detach Here
                                                                                   |   You Must Detach This Portion of the
EXCEPTION ______________________________________________________________________   |   Proxy Card Before Returning in the
                                                                                   |            Enclosed Envelope
                                                                                   |
2. To ratify the appointment of MOSS ADAMS     [ ] FOR [ ] AGAINST [ ] ABSTAIN     |
   LLP as independent auditors of the                                              |
   Company to serve for the 2007 fiscal year.                                      |
                                                                                   |
3. In their discretion, to transact such                                           |
   other business as may properly come                                             |
   before the meeting.                                                             |
                                                                                   |
                                                                                   |
                                                   Authorized Signature(s)         |
                                                                                   |
                                            ____________________________________   |
                                                                                   |
                                            ____________________________________   |
                                                                                   |
                                            Date:  ________________, 2007          |
                                                                                   |
                                            Please give date and sign              |
                                            exactly as your name(s) appears.       |
                                            When signing as attorney, executor,    |
                                            administrator, trustee, or guardian,   |
                                            please give full title. If more than   |
                                            one trustee, all should sign. All      |
                                            joint owners should sign. WHETHER OR   |
                                            NOT YOU PLAN TO ATTEND THIS MEETING,   |
                                            PLEASE SIGN AND RETURN THIS PROXY AS   |
                                            PROMPTLY AS POSSIBLE IN THE ENCLOSED   |
                                            POSTAGE-PAID ENVELOPE.                 |
                                                                                   |
                                            I/we do __ or do not __ expect to      |
                                            attend this meeting.                   |
                                                                                   |
                                                                                   |